UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES
Investment Company Act file number     811-3906
                                       --------

     PC&J Performance Fund
     ---------------------
     (Exact name of registrant as specified in charter)

     120 West Third Street, Suite 300     Dayton, OH  45402-1819
     -----------------------------------------------------------
     (Address of principal executive offices)          (Zip code)

     PC&J Service Corp., 120 West Third Street, Suite 300, Dayton, OH
     ----------------------------------------------------------------
45402-1819
----------
     (Name and address of agent for service)

Registrant's telephone number, including area code:     937-223-0600
                                                        ------------

Date of fiscal year end:     12-31
                             -----

Date of reporting period:     12-31-2011
                              ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information
under the clearance requirements of 44 U.S.C.   3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.




PC&J PERFORMANCE
FUND

Financial Statements and Financial Highlights for the Year Ended December 31, 2011 and Report of Independent Registered Public
Accounting Firm

------

------



PC&J PERFORMANCE FUND
---------------------

 ANNUAL REVIEW

Unaudited


MANAGEMENT  REVIEW  AND  ANALYSIS

The stock market recorded a modest gain in 2011 thanks to a new uptrend that began in the fourth quarter of the year. The S&P 500 Index was higher by 2.11% for the year, a dramatic improvement from the first nine months of 2011 that saw the Index down almost 10% for the year-to-date through September. Prior to September, market sentiment was influenced by three negative macroeconomic issues. Investors were worried that the U.S. economy would fall into a double dip recession. At the same time, Europe's sovereign debt problems threatened the growth of the global economy. China's interest rate hikes, designed to reign in high inflation, added to those concerns.

But those worries began to fade as the Federal Reserve and other central banks around the world dramatically boosted liquidity for Europe's embattled financial sector. The rally that began in November received a boost as stocks reacted favorably to a slight improvement in our economic growth. The rally was also aided by the expectation that China's economy would have a soft landing instead of a large decrease in its economic growth rate. Investors were braced for negative outcomes in Europe, the U.S., and China, so just a slight improvement in each area was enough to spark buying interest in the stock market into year-end.

The Performance Fund (the "Fund") ended the year up 0.51%, lagging the return of the S&P 500 but well ahead of the -2.9% return for the average U.S. stock fund, according to Lipper Inc. The Fund has slightly out-performed the Index for the past 5 years while it has lagged behind the Index for the past 10-year period.

                          AVERAGE ANNUAL TOTAL RETURNS

                      1 Year   5 Years   10 Years
Performance
Fund                    0.51%     0.02%      1.27%
S&P 500
Index                   2.11%    -0.25%      2.90%



Two factors materially influenced the Fund's return. First, the new uptrend that began in the stock market during the fourth quarter has been led by stocks with inferior sales and earnings growth from the bottom 100 industry groups (as ranked by William O'Neil & Co.). Since the Fund's holdings are primarily stocks with superior fundamentals from the top 100 industry groups, our stocks did not participate as strongly in beginning of the uptrend. Second, since the uptrend was relatively weak, we were not as aggressive as we otherwise would have been to change from our defensive strategy of holding a high percentage of cash reserves. Many low quality uptrends improve over time and should this be the case, we will be more aggressive in investing our cash reserves.

Despite the ongoing turmoil in Europe and the weak underpinnings of the current stock uptrend, we see reasons to be optimistic of a better near term market environment for U.S. stocks. First, the growth and quality of the U.S. economy, though sluggish compared to past recoveries, is currently superior to most of the world's economies. Second, our banking industry's health, which is the foundation of credit and growth, is far better off than the rest of the world in terms of liquidity and capital. Third, U.S. corporations boast strong balance sheets and healthy profit margins while the U.S. consumer is more liquid and stable than previously. Fourth, if our economy can continue to show some modest improvement while the sovereign debt problem does not worsen in Europe, we may begin to see an allocation shift of assets out of bonds and into stocks. While we don't expect dramatic progress, we are on the lookout for better quality stocks to come to the forefront, if this new uptrend continues to mature.


                        PERFORMANCE FUND EXPENSE RATIO*

Per May 1, 2011 Prospectus           1.68%
Per December 31, 2011 Annual Report  1.60%


* The expense ratio stated in the May 1, 2011 Prospectus includes acquired fund fees and expenses as required by Form N-1A. The expense ratio stated in the December 31, 2011 Annual Report includes only operating expenses of the Performance Fund.


                          GROWTH OF $10,000 INVESTMENT

                             PERFORMANCE     S&P 500
                                  GROWTH      GROWTH

                          2001     10,000     10,000
                          2002      7,667      7,788
                          2003      9,430     10,011
                          2004     10,119     11,100
                          2005     10,450     11,645
                          2006     11,337     13,485
                          2007     13,434     14,225
                          2008      8,513      8,962
                          2009     10,039     11,333
                          2010     11,290     13,040
                          2011     11,347     13,315

TOTAL RETURNS AND THE GROWTH OF A $10,000 INVESTMENT ARE BASED ON PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. THE VALUE OF YOUR SHARES WILL FLUCTUATE AND WILL BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST AT THE TIME OF REDEMPTION. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND
SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 888.223.0600.

PC&J PERFORMANCE FUND
---------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2011



                                            PERCENT
                                             OF NET       NUMBER OF
SECURITY                                     ASSETS        SHARES        VALUE
----------------------------------------    --------      ---------    ----------
----------------------------------------

COMMON STOCKS AND EXCHANGE
   TRADED FUNDS

Consumer Discretionary:                        17.5%
 Autozone Inc. 1                                              1,500    $  487,455
 Bed Bath & Beyond Inc. 1                                     4,000       231,880
 Dollar Tree Inc. 1                                           3,000       249,330
 Home Depot Inc.                                              4,000       168,160
 McDonalds Corp.                                              3,000       300,990
 Nike Inc.                                                    4,000       385,480
 Panera Bread Co. 1                                           1,200       169,740
 Ross Stores Inc.                                             6,000       285,180
 The TJX Companies Inc.                                       2,000       129,100
 Tractor Supply Co.                                           4,000       280,600
 Ulta Salon Cosmetics & Fragrance Inc. 1                      2,000       129,840

                                                                        2,817,755


Consumer Staples:                               5.5
 Colgate Palmolive Co.                                        2,000       184,780
 Companhia De Bebidas, ADR 3                                  7,000       252,630
 Philip Morris International Inc.                             3,000       235,440
 Unilever NV                                                  6,000       206,220

                                                                          879,070


Energy:                                         8.1
 Chart Industries Inc. 1                                      5,000       270,350
 Chevron Corp.                                                2,000       212,800
 Exxon Mobil Corp.                                            1,500       127,140
 SPDR Energy Select Sector 2                                 10,000       691,300

                                                                        1,301,590


Financial Services:                             8.7
 American Express Co.                                         5,000       235,850
 Cardtronics Inc. 1                                           9,000       243,540
 E Trade Financial Corp. 1                                   10,000        79,600
 Mastercard Inc.                                              1,200       447,384
 SPDR S&P Regional Banking 2                                  9,000       219,690
 Suntrust Banks Inc.                                         10,000       177,000

                                                                        1,403,064


Healthcare:                                    13.4
 Abbott Labs                                                  5,000       281,150
 Alexion Pharmaceuticals Inc. 1                               6,000       429,000
 Amgen Inc. 1                                                 2,000       128,420
 Biogen Idec Inc. 1                                           3,000       330,150



See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2011



                                           PERCENT
                                            OF NET       NUMBER OF
SECURITY                                    ASSETS        SHARES         VALUE
---------------------------------------    --------      ---------    -----------
---------------------------------------

Healthcare (continued):
 Celgene Corp. 1                                             7,000    $   473,200
 Intuitive Surgical Inc. 1                                     500        231,505
 Perrigo Co.                                                 3,000        291,900

                                                                        2,165,325


Industrials:                                   2.4%
 Honeywell International Inc.                                2,000        108,700
 Sionix Corp. 1, 4, 6                                    1,666,673         83,334
 W.W. Grainger Inc.                                          1,000        187,190

                                                                          379,224


Information Technology:                       10.6
 Google Inc. 1                                                 750        484,425
 International Business Machines Corp.                       1,800        330,984
 Nuance Communications Inc. 1                                7,000        176,120
 PowerShares QQQ Trust 2                                     3,000        167,490
 Rackwise Inc. 1, 4, 6                                     300,000        345,000
 Visa Inc.                                                   2,000        203,060

                                                                        1,707,079


Utilities:                                     3.0
 American Water Works Company Inc.                           7,000        223,020
 Southern Company                                            2,000         92,580
 Wisconsin Energy Corp.                                      5,000        174,800

                                                                          490,400


Diversified Indexed Trusts:                    5.2
 SPDR Dow Jones Industrial Average 2                         4,000        487,400
 Vanguard Small Cap ETF 2                                    4,000        278,680
 iShares Inc. MSCI Canada Index 2                            2,850         75,810

                                                                          841,890



TOTAL COMMON STOCKS AND
   EXCHANGE TRADED FUNDS
 (Cost $10,070,907)                           74.4                     11,985,397








See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2011



                                                     PERCENT
                                                      OF NET       NUMBER OF
SECURITY                                              ASSETS        SHARES        VALUE
-------------------------------------------------    --------      ---------    ----------
-------------------------------------------------

WARRANTS                                                 0.5%
 Cambridge Holdings Ltd. Warrants 1,4,5                               11,599    $        0
 9-15-2015 (Cost $0)
 Prescient Medical Inc Pfd B Warrants 1,4,5                            5,000             0
 2-14-2013 (Cost $0)
 Prescient Medical Inc Pfd C Warrants 1,4,5                           37,222             0
 4-14-2014 (Cost $0)
 Sionix Corporation Warrants 1,4,6                                   416,666             0
 8-30-2015 (Cost $0)
 Sionix Corporation Warrants 1,4,6                                   208,335             0
 10-13-2015 (Cost $0)
 Sionix Corporation Warrants 1,4,6                                   208,335             0
 4-5-2016 (Cost $0)
 Rackwise Inc. Warrants 1,4,6                                        300,000        78,750
 11-18-2016 (Cost $0)


TOTAL WARRANTS
 (Cost $0)                                                                          78,750


CONVERTIBLE PREFERRED STOCK                              0.2
 Prescient Convertible Pfd Series C 1,4,5                             78,157        32,044
       (Cost $234,009)


CONVERTIBLE BONDS                                        0.1
 Cambridge Holdings Ltd. 1,4,5,7
            6.000%, due 06-30-11                                      28,999        11,890
       (Cost $23,779)


CONVERTIBLE BONDS TRUST                                  0.8
 ACP HyperActive Technologies Trust 1,4,5
            8.000%, due 06-30-12                                     125,000       124,956
            Consists of HyperActive Technologies
            Inc. Convertible Note
            (Cost $125,000)


MUTUAL FUNDS                                            27.5
 First American Treasury Oblig. Fund                               4,440,590     4,440,590
            (Cost $4,440,590)



See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

SCHEDULE OF INVESTMENTS (Concluded)
DECEMBER 31, 2011



                                 PERCENT
                                  OF NET       NUMBER OF
SECURITY                          ASSETS       SHARES/PAR       VALUE
-----------------------------    --------      ----------    ------------
-----------------------------

TOTAL INVESTMENTS
 (Cost $14,894,285) 8              103.5%                    $16,673,627


ASSETS LESS OTHER LIABILITIES       (3.5)                       (566,514)


NET ASSETS                         100.0%                    $16,107,113



























1  Non-income producing security.
2 Exchange Traded Funds, or baskets of stocks giving exposure to certain industry, style & country segments.
3 ADR - American Depositary Receipt
4 Security has been deemed illiquid. At December 31, 2011, the aggregate value of illiquid securities was $675,974, which is 4.2% of the Fund's net assets.
5  Security valued according to "good faith pricing" guidelines.  (See Note A)
6 Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. 416,670 shares of Sionix Corp, with 208,335 warrants, were acquired on April 4, 2011 at a cost of $25,000. 300,000 shares of Rackwise Inc., with 300,000 warrants, were acquired on November 3, 2011 at a cost of $75,000. At December 31, 2011, the aggregate amount of Rule 144A securities was $507,084, which is 3.1% of the Fund's net assets.
7 Issuer is in default
8 Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation. (See Note D)

See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2011




ASSETS:
Investments in securities, at value
 (Cost basis - $14,894,285) (Notes A & D)                        $16,673,627

Receivables:
 Dividends and interest                                               43,686
 Fund shares sold                                                      4,704
 Securities sold                                                      58,046

             Total receivables                                       106,436


Total assets                                                      16,780,063


LIABILITIES:

Payables:
             Accrued expenses (Note B)                                21,847
 Securities purchased                                                651,103

             Total payables                                          672,950


NET ASSETS                                                       $16,107,113



SHARES OUTSTANDING (Unlimited authorized shares):
 Beginning of year                                                   809,905
 Net increase (Note C)                                                40,822

 End of year                                                         850,727




NET ASSET VALUE, offering price and redemption price per share   $     18.93



NET ASSETS CONSIST OF:
 Paid in capital                                                 $14,315,443
 Net unrealized appreciation on investments                        1,779,342
 Undistributed net investment income                                       0
 Accumulated net realized gain on investments                         12,328

 Net Assets                                                      $16,107,113







See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011



INVESTMENT INCOME (Note A):
 Dividends                                                          $   147,507
 Interest                                                                 9,554

Total investment income                                                 157,061


EXPENSES (Note B):
 Investment advisory fee                                                168,268
 Management fee                                                         100,961
 Miscellaneous expense                                                      560

Total expenses                                                          269,789


NET INVESTMENT LOSS                                                    (112,728)


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note D):
 Net realized gain on investments                                     1,481,458
 Change in net unrealized appreciation/depreciation of investments   (1,279,801)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                         201,657


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $    88,929





















See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

STATEMENTS OF CHANGES IN NET ASSETS




                                                                                           For The Years Ended December 31,
                                                                                                 2011              2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment (loss)/income                                                               $  (112,728)      $    13,475
 Net realized gain on investments                                                             1,481,458         1,837,863
 Change in net unrealized appreciation/depreciation
      of investments                                                                         (1,279,801)          109,360

Net increase in net assets resulting from operations                                             88,929         1,960,698


DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                                                        (137)          (15,127)
 From net realized gain on investments                                                       (1,358,308)         (376,189)

Decrease in assets from distributions to shareholders                                        (1,358,445)         (391,316)


INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS (Note C)                                                             715,716        (1,781,004)

Total decrease in net assets                                                                   (553,800)         (211,622)

NET ASSETS:
 Beginning of year                                                                           16,660,913        16,872,535


 End of year                                                                                $16,107,113       $16,660,913




UNDISTRIBUTED NET INVESTMENT INCOME                                                         $         0       $       139




















See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2011


A.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

PC&J Performance Fund (the "Fund") commenced operations on December 23, 1983, as a no-load, open-end, diversified investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(1) Security Valuations - Securities that are traded on any national exchange, including common stocks and exchange traded funds, are generally valued at the last quoted sales price or, if unavailable, the last bid price. Securities that are traded on the NASDAQ over-the-counter market, including common stocks and exchange traded funds, are generally valued at the NASDAQ Official Closing Price. Mutual funds are valued at the net asset value of their shares on each business day. Securities may be valued on the basis of prices furnished by a pricing service when Parker Carlson & Johnson, Inc. (the
"Adviser") believes such prices accurately reflect the fair value of such securities. If the Adviser decides that the last sale price, last bid price, or NASDAQ Official Closing Price does not accurately reflect current value and therefore market quotations are not readily reliable, the security is valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees (the
"Trustees"). Securities that are fair valued include warrants, convertible preferred stocks, convertible bonds trust and convertible bonds. It is incumbent upon the Adviser to consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for the securities upon their current sale. Methods which are in accordance with this principle may, for example, be based on inputs such as a multiple of earnings, or a discount from market of a similar, freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or yield to maturity with respect to debt issues. Other inputs may include a review of the issuer's financial statements, cash flows or credit quality and other transactions or offers by the issuer. A combination of these and other methods may be used. Fair value for an illiquid security of a company may be determined using input from firms having detailed knowledge of the company, not only of the company's current operating capability but knowledge also of the favorable or unfavorable future impact of current business alliances. Fair value of an illiquid security may also be determined to be the price at which the company completes the most recent sale of securities in a private offering.

GAAP establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the Fund's current fiscal period.

Various inputs may be used to determine the value of the Fund's investments. These inputs are summarized in three broad levels:

Level  1  -  quoted  prices  in  active  markets  for  identical  securities.

PC&J  PERFORMANCE  FUND
-----------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2011


Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Observable inputs may also include benchmark yields, reported trades, broker quotes, benchmark securities and bid/offer quotations.

Level 3 - significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

There were no significant transfers in and out of Levels 1 and 2 for the year ended December 31, 2011.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's securities as of December 31, 2011.




                                         Level 1  Level 2   Level 3   Total
Security Type                             Investments in Securities ($000)
Common Stocks and Exchange Traded Funds  $11,985  $      -  $      -  $11,985
Warrants                                       -        79         -       79
Convertible Preferred Stock                    -         -        32       32
Convertible Bonds                              -         -        12       12
Convertible Bonds Trust                        -         -       125      125
Mutual Funds                               4,441         -         -    4,441
Total                                    $16,426  $     79  $    169  $16,674
                                         -------  --------  --------  -------

PC&J  PERFORMANCE  FUND
-----------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2011





                                                                     Measurements
                                                           Using Unobservable Inputs ($000)
                                                                      (Level 3)

                                                                      Securities
---------------------------------------------------------

Beginning Balance December 31, 2010                                                   $213

Total losses (realized/unrealized) included in earnings                                (44)

Purchases                                                                                -

Sales                                                                                    -

Issuances                                                                                -

Settlements                                                                              -

Return of capital                                                                        -

Transfers in and/or out of Level 3                                                       -

Ending Balance December 31, 2011                                                      $169
The amount of total gains or losses for the period
included in earnings (or changes in net assets)
attributable to the change in unrealized gains or losses
relating to assets still held at the reporting date                                   $(44)
                                                                                      =====

(2) Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to continue to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all, or substantially all, of its net investment income and net realized gains on security transactions. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. As of December 31, 2011, the Fund has no capital loss carry forward.

(3) Other - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales are determined using the specific lot method. Dividends to shareholders from net investment income and net realized capital gains, if any, generally are declared and paid annually, but can be more frequent. Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued daily.

The Fund indemnifies the Trustees and officers of the Fund for certain liabilities that might arise from the performance of their duties to the Fund. The Fund's maximum exposure under these arrangements is not known; however, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

PC&J  PERFORMANCE  FUND
-----------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2011

B.  INVESTMENT  ADVISORY  AGREEMENT  AND  MANAGEMENT  AGREEMENT

     The Fund has an investment advisory agreement (the "Agreement") with the Adviser, whereby the Fund pays the Adviser a monthly advisory fee, accrued daily, based on an annual rate of 1.0% of the daily net assets of the Fund. Investment advisory fees were $168,268 for the year ended December 31, 2011.

The Fund has a management agreement with PC&J Service Corp. ("Service Corp."), which is wholly owned by the shareholders of the Adviser. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Adviser, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions), including total Trustee fees of $4,000 for the year ended December 31, 2011.

Service Corp. is entitled to a monthly fee, accrued daily, based on an annual rate of 0.6% of the daily net assets of the Fund. Management fees were $100,961 for the year ended December 31, 2011.

Certain officers and Trustees of the Fund are officers and directors, or both, of the Adviser and of Service Corp.




C.   CAPITAL SHARE TRANSACTIONS
                                     For the Year Ended             For the Year Ended
                                      December 31, 2011             December 31, 2010



     ------------------------------
                                     Shares           Dollars           Shares               Dollars
     Subscriptions                   26,113        $  552,891           76,192           $ 1,421,774
     Reinvestment of distributions   71,799         1,358,445           18,987               391,316

                                     97,912         1,911,336           95,179             1,813,090
     Redemptions                    (57,090)       (1,195,620)        (185,936)           (3,594,094)

     Net increase (decrease)         40,822        $  715,716          (90,757)          $(1,781,004)

D.  INVESTMENT  TRANSACTIONS

Securities purchased and sold (excluding short-term obligations and long-term U.S. Government securities) for the year ended December 31, 2011, aggregated $34,785,240 and $38,669,619, respectively.

At December 31, 2011, gross unrealized appreciation on investments was $2,048,150 and gross unrealized depreciation on investments was $268,808 for a net unrealized appreciation of $1,779,342 for financial reporting and federal income tax purposes.

PC&J  PERFORMANCE  FUND
-----------------------

NOTES TO FINANCIAL STATEMENTS (Concluded)
FOR THE YEAR ENDED DECEMBER 31, 2011


E.  FEDERAL  TAX  DISCLOSURE

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences may arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, and will reverse at some time in the future.


                      Tax Character of Distributions Paid

        For the Year Ended December 31, 2011                   For the Year Ended December 31, 2010
        ------------------------------------                   ------------------------------------

Ordinary Income   Capital Gains   Total Distribution   Ordinary Income   Capital Gains   Total Distribution
----------------  --------------  -------------------  ----------------  --------------  ------------------
$        44,946   $   1,313,499   $        1,358,445   $        15,127   $     376,189   $          391,316
================  ==============  ===================  ================  ==============  ==================






         Tax Basis of Distributable Earnings
               As of December 31, 2011


Undistributed     Undistributed
   Ordinary        Accumulated      Unrealized
    Income       Realized Gains    Appreciation
------------     ---------------  ------------
$       2,715    $       13,229    $  1,775,724
=============     ==============   ============


The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2008-2011) and has concluded that no provision for uncertain tax benefits or expenses is required in these financial statements.

F. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of the financial statements and determined that no events have occurred that require disclosure.



G. OTHER FEDERAL TAX INFORMATION (UNAUDITED)

The percentage of ordinary income dividends that is eligible for the reduced rate attributed to qualified dividend income under the Jobs and Growth Tax Relief & Reconciliation Act of 2003 is 100%.

PC&J PERFORMANCE FUND
---------------------

FINANCIAL HIGHLIGHTS


  Selected Data for Each Share of Capital            For the Years Ended December 31,
   Stock Outstanding Throughout the Year  2011        2010        2009         2008          2007
                                          ----        ----        ----         ----          ----
NET ASSET VALUE-BEGINNING OF YEAR      $ 20.57     $ 18.73     $ 15.98     $  25.27     $   23.22

Income from investment operations:
   Net investment income (loss)          (0.13)       0.02        0.09         0.03         (0.04)
   Net realized and unrealized
      gain (loss) on securities           0.23        2.32        2.77        (9.29)         4.35

TOTAL FROM INVESTMENT OPERATIONS          0.10        2.34        2.86        (9.26)         4.31

Less distributions:
   From net investment income            (0.00) 1    (0.02)      (0.11)       (0.01)     (0.00) 1
   From net realized gain
     on investments                      (1.74)      (0.48)          -        (0.02)        (2.26)

TOTAL DISTRIBUTIONS                      (1.74)      (0.50)      (0.11)       (0.03)        (2.26)

NET ASSET VALUE-END OF YEAR            $ 18.93     $ 20.57     $ 18.73     $  15.98     $   25.27


TOTAL RETURN                              0.51%      12.46%      17.92%     (36.63%)        18.50%

RATIOS TO AVERAGE NET ASSETS
   Expenses                               1.60%       1.60%       1.60%        1.60%         1.60%
   Net investment income (loss)         (0.67)%       0.08%       0.53%        0.14%       (0.14)%

Portfolio turnover rate                 246.94%     182.11%     144.93%      108.94%        78.54%

Net assets at end of year (000's)     $ 16,107     $16,661     $16,873     $ 15,934     $  27,200



1  Less  than  ($.005)  per  share

  Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Past performance is not indicative of future results.








See  notes  to  financial  statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of PC&J Performance Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PC&J Performance Fund (the "Fund") as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and the broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PC&J Performance Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Cincinnati, Ohio
February 27, 2012

PC&J PERFORMANCE FUND
---------------------

ADDITIONAL INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 2011 (Unaudited)


FUND  EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including management fees and investment advisory fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period (July 1, 2011) and held for the entire period through December 31, 2011.

                                Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.





                                                      Ending Account
                          Beginning Account Value         Value          Expenses Paid
                                July 1, 2011        December 31, 2011   During Period*

Actual
                              $  1,000.00             $   933.43            $ 7.80

Hypothetical (5% return
before expenses)              $  1,000.00             $ 1,017.14            $ 8.13



* Expenses are equal to the Fund's annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).

PC&J PERFORMANCE FUND

ADDITIONAL INFORMATION (Concluded)
FOR THE YEAR ENDED DECEMBER 31, 2011 (Unaudited)


PORTFOLIO  CHARACTERISTICS




                               % OF NET
INDUSTRY SECTOR                 ASSETS
                               ---------
Consumer Discretionary             17.5%
Consumer Staples                    5.5
Energy                              8.1
Financial Services                  8.7
Healthcare                         13.4
Industrials                         2.4
Information Technology             10.6
Utilities                           3.0
Diversified Indexed Trusts          5.2
Warrants                            0.5
Convertible Preferred Stocks        0.2
Convertible Bonds                   0.1
Convertible Bonds Trust             0.8
Mutual Funds                       27.5
Assets less other liabilities      (3.5)
Total                             100.0%
                               ---------


PC&J PERFORMANCE FUND
---------------------

FUND TRUSTEES DISCLOSURE
(Unaudited)


The responsibility for management of the Fund is vested in its Board of Trustees, which, among other things, is empowered by the Fund's Declaration of Trust to elect officers of the Fund and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.

The following table provides information regarding each Trustee who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended.




                                                       NUMBER OF PORTFOLIOS
                        POSITION(S) IN    LENGTH OF     IN FUND COMPLEX**
NAME, AGE AND ADDRESS   FUND COMPLEX**   TIME SERVED   OVERSEEN  BY TRUSTEE
----------------------  --------------  -------------  --------------------
----------------------

John W. Lohbeck
c/o PC&J Service Corp.
300 Old Post Office
120 West Third Street
Dayton, Ohio 45402                      Trustee since
Year of Birth: 1949     Trustee                  2008                     2
----------------------  --------------  -------------  --------------------






PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
                                                             OTHER DIRECTORSHIPS HELD BY TRUSTEE
                                                             -----------------------------------
-----------------------------------------------------------

From September 2005 to present, consultant with Battelle &
Battelle LLP (CPA firm); from December 1990 to August
2005, COO of Wagner Smith Co. (commercial electrical
contracting firm)                                            None
-----------------------------------------------------------  -----------------------------------






                                                       NUMBER OF PORTFOLIOS
                        POSITION(S) IN    LENGTH OF     IN FUND COMPLEX**
NAME, AGE AND ADDRESS   FUND COMPLEX**   TIME SERVED   OVERSEEN  BY TRUSTEE
----------------------  --------------  -------------  --------------------
----------------------

Laura B. Pannier
c/o PC&J Service Corp.
300 Old Post Office
120 West Third Street
Dayton, Ohio 45402                      Trustee since
Year of Birth: 1954     Trustee                  2003                     2
----------------------  --------------  -------------  --------------------






PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS            OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------------------------------------  -----------------------------------
---------------------------------------------------

Not presently employed; from May 1988 to May 1997,
partner with Deloitte & Touche LLP (CPA firm)        None
---------------------------------------------------  -----------------------------------




**The term "Fund Complex" refers to the PC&J Performance Fund and the PC&J Preservation Fund.

PC&J  PERFORMANCE  FUND
-----------------------

FUND TRUSTEES DISCLOSURE (Concluded)
(Unaudited)


The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.



                                                            NUMBER OF PORTFOLIOS
                           POSITION(S) HELD    LENGTH OF     IN FUND COMPLEX**
NAME, AGE AND ADDRESS         WITH FUND       TIME SERVED   OVERSEEN  BY TRUSTEE
                           ----------------  -------------  --------------------
-------------------------


Kathleen A. Carlson, CFA*                    Treasurer and
c/o PC&J Service Corp.                       Trustee since
300 Old Post Office        Treasurer, Chief    1985; Chief
120 West Third Street      Compliance        Compliance
Dayton, Ohio 45402         Officer and       Officer since
Year of Birth: 1955        Trustee                    2004                     2
-------------------------  ----------------  -------------  --------------------





PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------------------------------  -----------------------------------
-------------------------------------------------------

President of the Adviser and PC&J Service Corp. since
1998; Treasurer and Director of the Adviser since 1982;
Chief Compliance Officer of the Adviser since 2004.      None
-------------------------------------------------------  -----------------------------------





                                                           NUMBER OF PORTFOLIOS
                        POSITION(S) HELD     LENGTH OF      IN FUND COMPLEX**
NAME, AGE AND ADDRESS      WITH FUND        TIME SERVED    OVERSEEN  BY TRUSTEE
----------------------  ----------------  ---------------  --------------------
----------------------

                                          Secretary and
James M. Johnson, CFA*                    Trustee since
c/o PC&J Service Corp.                              1985;
300 Old Post Office     President,        President since
120 West Third Street   Secretary,                  2005;
Dayton, Ohio 45402      Chairman and      Chairman since
Year of Birth: 1952     Trustee                      2010                     2
----------------------  ----------------  ---------------  --------------------





PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------------------------------------------  -----------------------------------
---------------------------------------------------------

Secretary and Director of the Adviser and PC&J Service
Corp. since 1982; Chief Investment Officer of the Adviser
since 1982.                                                None
---------------------------------------------------------  -----------------------------------




* Ms. Carlson and Mr. Johnson are "interested persons" of the Fund because they are officers of the Fund and officers and shareholders of the Adviser, and own in the aggregate a controlling interest in the Adviser and PC&J Service Corp., the Fund's transfer agent.
**The term "Fund Complex" refers to the PC&J Performance Fund and the PC&J Preservation Fund.

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at (888) 223-0600.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling toll free at (888) 223-0600 or (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained
by  calling   1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.


(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)     Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.


(a) The registrant's board of trustees has determined that Laura B. Pannier is an audit committee financial expert. Ms. Pannier is independent for purposes of this Item 3.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a)     AUDIT FEES
        ----------

     FY 2010          $ 21,166
     FY 2011          $ 21,000






(b)     AUDIT-RELATED FEES
        ------------------

                    Registrant                    Parker Carlson & Johnson
                    ----------                    ------------------------

     FY 2010          $ None                    $ None
     FY 2011          $ None                    $ None
     Nature of the fees:     N/A


(c)     TAX FEES
        --------

                    Registrant                    Parker Carlson & Johnson
                    ----------                    ------------------------

     FY 2010          $ 2,200                         $ None
     FY 2011          $ 2,300                         $ None
     Nature of the fees:     Federal and Excise Tax Returns


(d)     ALL OTHER FEES
        --------------

                    Registrant                    Parker Carlson & Johnson
                    ----------                    ------------------------

     FY 2010          $ None                         $ None
     FY 2011          $ None                         $ None



(e)     (1)     AUDIT COMMITTEE'S PRE-APPROVAL POLICIES
                ---------------------------------------

     The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


(2)     PERCENTAGES OF SERVICES APPROVED BY THE AUDIT COMMITTEE
        -------------------------------------------------------

                         Registrant               Parker Carlson & Johnson
                         ----------               ------------------------

Audit-Related Fees:      None                    None
Tax Fees:                None                    None
All Other Fees:          None                    None

None of the services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i) (A) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                    Registrant                    Parker Carlson & Johnson
                    ----------                    ------------------------

     FY 2010          $ 2,200                         $ None
     FY 2011          $ 2,300                         $ None

(h) Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.



ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.  Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.  Not applicable - schedule filed with Item 1.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable.


ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.  Not applicable.


ITEM 9. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of December 31, 2011, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PC&J Performance Fund
---------------------

By
/s/
---
     Kathleen A. Carlson, Treasurer

Date     February 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/
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     James M. Johnson, President

Date     February 22, 2012

By
/s/
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     Kathleen A. Carlson, Treasurer

Date     February 22, 2012